	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2003-1

	Payment Number	14
	Beginning Date of Collection Period	01-Oct-04
	End Date of Collection Period	31-Oct-04
	Payment Date	22-Nov-04
	Previous Payment Date	20-Oct-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	21,565,115.76
	Available Payment Amount	21,409,844.76
	Principal Collections	15,336,304.65
	Interest Collections (net of servicing fee) (1)	6,073,540.11
	Collections of Interest (net of servicing fee and principal recoveries)	6,073,360.11
	Servicing fee	155,271.00
	Principal recovery	180.00
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	21,565,115.76
	Interest Paid to Certificates	540,363.36
	Principal Paid to Certificates	20,869,481.40
	Ownership Interest	-
	Servicing Fee	155,271.00

	Pool Balance
	Begin Principal Balance	372,650,409.49
	Principal Collections (including repurchases)	15,336,304.65
	Additional Principal Reduction Amount	181,255.16
	End Principal Balance	357,132,849.68

	Collateral Performance
	Cash Yield (% of beginning balance)	9.55%
	Charge off Rate (net of principal recoveries; % of beginning balance)	0.58%
	Net Yield	8.97%
	Cumulative Realized Losses	1,362,613.37
	Cumulative Loss Percentage	0.19%
	Delinquent Loans
	one payment principal balance of loans	6,693,992.17
	one payment number of loans	81
	two payments principal balance of loans	2,505,334.86
	two payments number of loans	30
	three payments plus principal balance of loans	9,294,750.78
	three payments plus number of loans	104
	Two Payment-Plus Delinquency Percentage	3.30%
	Two Payment-Plus Rolling Average	2.86%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	4,518
	Number outstanding end of period	4,368
	Principal balance of REO as of the end of the collection period	1,784,045.08
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	116,947,858.86
	OC Release Amount	0.00
	Extra Principal Payment	5,351,921.59
	End OC Amount	122,299,780.45

	Target OC Amount	122,299,780.45
	Interim OC Amount	116,947,858.86
	Interim OC Deficiency	5,351,921.59

	Monthly Excess Cashflow	5,351,921.59
	Principal Payment Amount	15,336,304.65
	Principal Collections	15,336,304.65
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Balance as Percent of Total Original Note Balance	35.94%

	Interest Calculations
	1 month LIBOR	1.91000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	2.26000%
	Class A Pass-Through Rate	2.26000%
	Class M Formula Rate (1-mo. Libor plus 63 bps)	2.54000%
	Class M Pass-Through Rate	2.54000%
	Available Funds Cap	8.85064%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	32.746444
	2. Principal Payment per $1,000	31.935817
	3. Interest Payment per $1,000	0.810627

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.26000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	443,907.70
	4. Class A Interest Paid	443,907.70
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP	-
	7. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Balance, BOP	214,275,639.96
	2. Class A Principal Due	17,488,372.61
	3. Class A Principal Paid	17,488,372.61
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Note Principal Balance, EOP	196,787,267.35

	7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP
	8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.5510198

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	32.846876
	2. Principal Payment per $1,000	31.935817
	3. Interest Payment per $1,000	0.911059

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.54000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	96,455.66
	4. Class M Interest Paid	96,455.66
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP	-
	7. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Balance, BOP	41,426,910.67
	2. Class M Principal Due	3,381,108.79
	3. Class M Principal Paid	3,381,108.79
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Note Principal Balance, EOP	38,045,801.88

	7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP
	8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1065312

	Footnote:
(1)	As a result of a computer error, interest collections were understated. The amount of $3,262,916.73 has been
	included in Interest Collections for the current Collection Period. This represents the cash contribution
	required to increase the OC Amount up to the Targeted OC Amount.

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase
Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on November 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Sales and Servicing Agreement through the Collection Period
	preceding such Payment Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of November, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer